INCOME TAXES	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements
Note 20. INCOME TAXES

       The Company accounts for income taxes in accordance with ASC 740, Accounting for Income Taxes, (ASC 740). Deferred income taxes are recognized for the tax consequences related to temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes at each year-end, based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. A valuation allowance is established when necessary based on the weight of available evidence, if it is considered more likely than not that all or some portion of the deferred tax assets will not be realized. Income tax expense is the sum of current income tax plus the change in deferred tax assets and liabilities.  The Company has established a valuation allowance against its deferred tax asset due to the uncertainty surrounding the realization of such asset.

       ASC 740-10 requires a company to first determine whether it is more-likely-than-not (defined as a likelihood of more than fifty percent) that a tax position will be sustained based on its technical merits as of the reporting date, assuming that taxing authorities will examine the position and have full knowledge of all relevant information. A tax position that meets this more-likely-than-not threshold is then measured and recognized at the largest amount of benefit that is greater than fifty percent likely to be realized upon effective settlement with a taxing authority.

       The Company’s uncertain position relative to unrecognized tax benefits and any potential increase in these liabilities relates primarily to the allocations of revenue and costs among our global operations and the impact of tax rulings made during the period affecting our tax positions. Our existing tax position could result in liabilities for unrecognized tax benefits. The Company recognizes interest and/or penalties related to uncertain tax positions in income tax expense. The amount of interest and penalties accrued as of December 31, 2010 and 2009 was $33,000 and $0, respectively.

       The Company is subject to taxation in the U.S. and various states and foreign jurisdictions. The Company underwent an examination by the Canadian Revenue Agency (“CRA”) for the 2001 to 2008 tax years. In June 2010, the Company was notified that the CRA proposed certain significant adjustments to the Company’s transfer pricing tax position for the years 2001 through 2008.  Management evaluated these proposed adjustments and in July 2010 filed a formal notice of appeal.  In 2011, the Company was notified that certain significant portions of the Company’s appeal had been accepted by the CRA.  As a result of appeal, the Company has recorded a tax provision of approximately $126,000 and $0 for the years ended 2010 and 2009, respectively.

       Significant judgment is required in evaluating the Company’s uncertain tax positions and determining the Company’s provision for income taxes. No assurance can be given that the final tax outcome of these matters will not be different from that which is reflected in the Company’s historical income tax provisions and accruals.  The Company adjusts these items in light of changing facts and circumstances.  To the extent that the final tax outcome of these matters is different than the amounts recorded, such differences will impact the provision for income taxes in the period in which such determination is made.

The significant components of the income tax provision (benefit) are as follows:

($ in thousands)	Year Ended December 31,
	2010	2009
Current
Federal	$—	$—
State	—	—
Foreign	126	—

Deferred
Federal	—	—
State	—	—
Foreign	—	—

	$126	$—

The principal components of the Company’s deferred tax assets (liabilities) at December 31, 2010 and 2009 are as follows:

($ in thousands)	2010	2009

Net operating loss carryforwards	$10,913	$11,265
Intangible assets	871	976
Stock based compensation	747	650
Reserves and accrued expenses	5	34
Deferred tax liability - debt discount	(1,630)	-
Other	(109)	(73)
	10,797	12,852
Less valuation allowance	(10,797)	(12,852)

Net deferred tax assets	$—	$—

A reconciliation of the provision (benefit) for income taxes to the amount computed by applying the statutory income tax rates to loss before income taxes is as follows:

	2010	2009

Amounts computed at statutory rates	$(1,717)	$(4,296)
State income tax, net of federal benefit	123	869
Expiration of net operating loss carryforwards	735	5,508
Non-deductible interest	667	3,450
Foreign taxes	621	549
Other	(4)	(3)
Net change in valuation allowance on deferred tax assets	(425)	(6,077)

	$—	$—

The Company has established a valuation allowance against its deferred tax asset due to the uncertainty surrounding the realization of such asset. Management periodically evaluates the recoverability of the deferred tax asset. At such time as it is determined that is more likely than not that deferred tax assets are realizable, the valuation allowance will be reduced.

At December 31, 2010 and 2009, the Company had federal net operating loss carryforwards of approximately $29,554,000 and $30,262,000, respectively, state net operating loss carryforwards of approximately $14,823,000 and $16,732,000, respectively, which may be available to offset future taxable income for tax purposes. The federal net operating loss carryforwards expire at various dates from 2011 through 2030. The state net operating loss carryforwards expire at various dates from 2011 through 2020.

The Internal Revenue Code (“the Code”) limits the availability of certain tax credits that arose prior to certain cumulative changes in a corporation’s ownership resulting in a change of control of the Company.  The Company has reduced its deferred tax assets to zero relating to its federal and state research credits because of such limitations.  The Company continues to disclose the net operating loss carryforwards at their original amount in the table above as no potential limitation has been quantified.   The Company has also established a full valuation allowance for substantially all deferred tax assets due to uncertainties surrounding its ability to generate future taxable income to realize these assets. Since substantially all deferred tax assets are fully reserved, future changes in tax benefits will not impact the effective tax rate.

The Code also limits the availability of net operating losses that arose prior to certain cumulative changes in a corporation’s ownership resulting in a change of control of the Company. The Company’s use of its net operating loss carryforwards and tax credit carryforwards will be significantly limited because the Company underwent “ownership changes” in 1991, 1995, 2000, 2003 and 2004.

        Tax returns for the years 2006 through 2010 are subject to examination by taxing authorities.  The Company is currently undergoing routine sales and use tax audits for the State of California and the State of Washington.